Exhibit 99.b
EL PASO CORPORATION
Operating Statistics
Second Quarter 2008
Table of Contents

Page

Consolidated Statements of Income	2

Consolidated Operating Results
Consolidated Net Income	3
Segment Information	4

Business Segment Results

Pipelines
Earnings Before Interest Expense and Income Taxes	5
Throughput	6

Exploration and Production
Earnings Before Interest Expense and Income Taxes	7
Average Daily Volumes, Realized Prices and Costs Per Unit	8

Marketing
Earnings Before Interest Expense and Income Taxes	9
Operating Data	10

Power
Earnings Before Interest Expense and Income Taxes	11

Corporate and other
Earnings Before Interest Expense and Income Taxes	12

EL PASO CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per common share amounts)
(UNAUDITED)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
Operating revenues	$1,153	$1,198	$2,422	$2,220

Operating expenses
Cost of products and services	71	60	127	115
Operation and maintenance	282	329	553	630
Depreciation, depletion and amortization	298	286	611	557
Taxes, other than income taxes	81	72	160	132

	732	747	1,451	1,434

Operating income	421	451	971	786

Earnings from unconsolidated affiliates	52	44	89	81
Loss on debt extinguishment	—	(86)	—	(287)
Other income, net	33	60	55	106
Minority Interest	(7)	1	(16)	—

	78	19	128	(100)

Earnings before interest expense, income taxes, and other charges	499	470	1,099	686

Interest and debt expense	(221)	(231)	(454)	(514)

Preferred interests of consolidated subsidiaries	—	—	—	—

Income before income taxes	278	239	645	172

Income taxes	87	70	235	51

Income from continuing operations	191	169	410	121

Discontinued operations, net of income taxes	—	(3)	—	674

Net income	191	166	410	795

Preferred stock dividends (1)	—	10	19	19

Net income available to common stockholders	$191	$156	$391	$776

Earnings per common share
Basic
Income from continuing operations	$0.27	$0.23	$0.56	$0.15
Discontinued operations, net of income taxes	—	—	—	0.97

Net income per common share	$0.27	$0.23	$0.56	$1.12

Diluted
Income from continuing operations	$0.25	$0.22	$0.54	$0.15
Discontinued operations, net of income taxes	—	—	—	0.96

Net income per common share	$0.25	$0.22	$0.54	$1.11

Weighted average common shares outstanding
Basic	698	696	698	695

Diluted	761	757	760	699

Dividends declared per common share (1)	$—	$0.04	$0.08	$0.08

(1)	Due to timing, first quarter 2008 includes two quarters of dividends

EL PASO CORPORATION
CONSOLIDATED NET INCOME
(UNAUDITED)

	2008			2007			Year-to-Date
(In millions, except per common share amounts)	First	Second	First	Second	Third	Fourth	2008	2007

Operating revenues	$1,269	$1,153	$1,022	$1,198	$1,166	$1,262	$2,422	$2,220

Operating expenses
Cost of products and services	56	71	55	60	55	75	127	115
Operation and maintenance	271	282	301	329	348	355	553	630
Depreciation, depletion and amortization	313	298	271	286	293	326	611	557
Taxes, other than income taxes	79	81	60	72	53	64	160	132

Total operating expenses	719	732	687	747	749	820	1,451	1,434

Operating income	550	421	335	451	417	442	971	786

Earnings from unconsolidated affiliates	37	52	37	44	(6)	26	89	81

Loss on debt extinguishment	—	—	(201)	(86)	—	(4)	—	(287)
Other income, net	22	33	46	60	73	24	55	106
Minority Interest	(9)	(7)	(1)	1	(1)	(5)	(16)	—

Earnings before interest expense, income taxes and other charges	600	499	216	470	483	483	1,099	686

Interest and debt expense	(233)	(221)	(283)	(231)	(228)	(252)	(454)	(514)

Income (loss) before income taxes	367	278	(67)	239	255	231	645	172

Income taxes	148	87	(19)	70	100	71	235	51

Income (loss) from continuing operations	219	191	(48)	169	155	160	410	121

Discontinued operations, net of income taxes	—	—	677	(3)	—	—	—	674

Consolidated net income	219	191	629	166	155	160	410	795

Preferred stock dividends	19	—	9	10	9	9	19	19

Net income available to common stockholders	$200	$191	$620	$156	$146	$151	$391	$776

Basic earnings per common share	$0.29	$0.27	$0.89	$0.23	$0.21	$0.22	$0.56	$1.12

Diluted earnings per common share	$0.29	$0.25	$0.89	$0.22	$0.20	$0.21	$0.54	$1.11

Basic average common shares outstanding	697	698	694	696	696	697	698	695

Diluted average common shares outstanding	701	761	694	757	759	759	760	699

EL PASO CORPORATION
SEGMENT INFORMATION
(UNAUDITED)

	2008			2007			Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2008	2007

Operating revenues
Pipelines	$720	$646	$644	$614	$586	$650	$1,366	$1,258
Exploration and Production	603	655	505	575	575	645	1,258	1,080
Marketing	(57)	(146)	(135)	(16)	(9)	(59)	(203)	(151)
Power	—	—	—	—	—	—	—	—
Corporate and other, including eliminations (1)	3	(2)	8	25	14	26	1	33

Consolidated total	$1,269	$1,153	$1,022	$1,198	$1,166	$1,262	$2,422	$2,220

Depreciation, depletion and amortization
Pipelines	$99	$99	$94	$91	$94	$94	$198	$185
Exploration and Production	212	197	170	189	194	227	409	359
Marketing	—	—	1	1	—	1	—	2
Power	—	—	—	—	1	—	—	—
Corporate and other (1)	2	2	6	5	4	4	4	11

Consolidated total	$313	$298	$271	$286	$293	$326	$611	$557

Operating income (loss)
Pipelines	$357	$263	$324	$276	$234	$277	$620	$600
Exploration and Production	226	281	177	229	228	252	507	406
Marketing	(60)	(154)	(136)	(20)	(13)	(65)	(214)	(156)
Power	(8)	(5)	(5)	(9)	(9)	(3)	(13)	(14)
Corporate and other (1)	35	36	(25)	(25)	(23)	(19)	71	(50)

Consolidated total	$550	$421	$335	$451	$417	$442	$971	$786

Earnings (losses) before interest expense and income taxes (EBIT)
Pipelines	$381	$295	$364	$318	$275	$308	$676	$682
Exploration and Production	242	304	179	235	232	263	546	414
Marketing	(60)	(153)	(135)	5	(8)	(64)	(213)	(130)
Power	(2)	12	18	16	(67)	(4)	10	34
Corporate and other (1)	39	41	(210)	(104)	51	(20)	80	(314)

Consolidated total	$600	$499	$216	$470	$483	$483	$1,099	$686

(1)	Includes our corporate businesses, telecommunications business and residual assets and liabilities of previously sold or discontinued businesses. Refer to page 12 for details.

PIPELINES
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2008			2007			Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2008	2007

Operating revenues	$720	$646	$644	$614	$586	$650	$1,366	$1,258

Operating expenses
Operation and maintenance	195	205	161	181	199	212	400	342
Cost of products and services	29	42	31	26	23	34	71	57
Depreciation, depletion and amortization	99	99	94	91	94	94	198	185
Taxes, other than income taxes	40	37	34	40	36	33	77	74

Total operating expenses	363	383	320	338	352	373	746	658

Operating income	357	263	324	276	234	277	620	600

Equity earnings and other income, net	24	32	40	42	41	31	56	82

Earnings before interest expense and income taxes (EBIT)	$381	$295	$364	$318	$275	$308	$676	$682

Discontinued Operations — ANR (1)
Operating revenues	$—	$—	$101	$—	$—	$—	$—	$101
Operating expenses and other income	—	—	(957)	5	—	—	—	(952)

EBIT	$—	$—	$1,058	$(5)	$—	$—	$—	$1,053

(1)	In December 2006, we agreed to sell our ANR pipeline Company, our Michigan storage assets and our 50-percent interest in Great Lakes Gas Transmission to TransCanada Corporation and its affiliates. We closed the transaction in February 2007 and recorded a gain of $1,007 million. In the second quarter of 2007, we reduced the gain by $5 million.

PIPELINES
THROUGHPUT
(Excludes Intrasegment Volumes)
(BBtu/d)

	2008		2007				Year-to-Date
	First	Second	First	Second	Third	Fourth	2008	2007

Tennessee Gas Pipeline	5,743	4,282	5,084	4,447	4,770	5,224	5,013	4,757
El Paso Natural Gas (1)	4,125	4,337	4,226	4,088	4,262	4,286	4,231	4,157
Colorado Interstate Gas (2)	5,133	5,312	4,762	4,779	4,957	5,124	5,223	4,771
Southern Natural Gas	2,624	2,163	2,339	2,120	2,537	2,381	2,393	2,229
El Paso Gas Transmission Mexico, S. de R.L.	50	50	50	50	50	50	50	50

Total	17,675	16,144	16,461	15,484	16,576	17,065	16,910	15,964

Equity Investments (Ownership Percentage)
Citrus (50%)	949	1,160	887	979	1,224	1,020	1,055	933
Samalayuca & Gloria a Dios (50%)	222	202	217	223	237	237	212	225
San Fernando (50%)	475	475	475	475	475	475	475	475

Total	1,646	1,837	1,579	1,677	1,936	1,732	1,742	1,633

Total throughput	19,321	17,981	18,040	17,161	18,512	18,797	18,652	17,597

(1)	Including Mojave Pipeline Company (MPC)

(2)	Including Wyoming Interstate Company (WIC) and Cheyenne Plains Gas Pipeline (CPG)

EXPLORATION AND PRODUCTION
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2008		2007				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2008	2007

Operating revenues
Natural gas	$468	$574	$408	$459	$431	$466	1,042	867
Oil, condensate and natural gas liquids (NGL)	159	137	88	111	129	166	296	199
Changes in fair value of derivative contracts (1)	(35)	(75)	3	(5)	6	3	(110)	(2)
Other	11	19	6	10	9	10	30	16

Total operating revenues	603	655	505	575	575	645	1,258	1,080

Operating expenses
Depreciation, depletion and amortization	212	197	170	189	194	227	409	359
Production costs	91	93	86	84	79	95	184	170
Transportation costs	19	21	19	15	19	18	40	34
Cost of products	5	10	5	4	6	6	15	9
General and administrative expenses	47	43	46	49	46	44	90	95
Other	3	10	2	5	3	3	13	7

Total operating expenses	377	374	328	346	347	393	751	674

Operating income	226	281	177	229	228	252	507	406

Equity earnings and other income, net	16	23	2	6	4	11	39	8

Earnings before interest expense and income taxes (EBIT)	$242	$304	$179	$235	$232	$263	546	414

(1)	Represents derivatives not designated as accounting hedges

EXPLORATION AND PRODUCTION
AVERAGE DAILY VOLUMES, REALIZED PRICES AND COSTS PER UNIT

	2008		2007				Year-to-Date
	First	Second	First	Second	Third	Fourth	2008	2007

Natural Gas Sales Volumes (MMcf/d)
Onshore Central	232	231	205	217	215	241	232	211
Onshore Western	114	119	116	107	107	118	117	112
Texas Gulf Coast	190	190	162	171	170	209	190	167
Gulf of Mexico and South Louisiana	134	113	134	150	156	129	123	142
International	9	9	13	12	12	11	9	12

Total Natural Gas Sales Volumes	679	662	630	657	660	708	671	644

Oil, Condensate and NGL Sales Volumes (MBbls/d)
Onshore Central	1	1	1	1	1	2	1	1
Onshore Western	6	6	6	6	5	6	6	6
Texas Gulf Coast	8	6	4	5	6	7	7	5
Gulf of Mexico and South Louisiana	7	4	8	8	8	8	5	8
International	—	—	1	1	1	—	—	1

Total Oil, Condensate and NGL Sales Volumes	22	17	20	21	21	23	19	21

Equivalent Sales Volumes (MMcfe/d)
Onshore Central	241	237	213	224	222	252	239	218
Onshore Western	149	155	150	144	140	153	151	147
Texas Gulf Coast	236	223	189	202	205	254	230	196
Gulf of Mexico and South Louisiana	173	136	182	202	206	175	154	192
International	12	11	16	14	14	13	12	15

Total Equivalent Sales Volumes	811	762	750	786	787	847	786	768

Unconsolidated Affiliate Volumes (Four Star Investment)
Natural Gas (MMcf/d)	56	54	54	53	45	60	55	54
Oil, Condensate and NGL (MBbls/d)	3	3	3	3	3	3	3	3
Total Equivalent Sales Volumes (MMcfe/d)	75	71	70	71	61	77	73	70

Weighted Average Realized Prices
Natural gas including hedges ($/Mcf)	$7.57	$9.53	$7.19	$7.67	$7.12	$7.16	$8.54	$7.44
Natural gas excluding hedges ($/Mcf)	$7.72	$10.46	$6.46	$7.17	$5.92	$6.57	$9.07	$6.83
Oil, condensate and NGL including hedges ($/Bbl)	$79.74	$90.64	$49.32	$56.87	$66.26	$77.47	$84.45	$53.25
Oil, condensate and NGL excluding hedges ($/Bbl)	$83.06	$105.12	$50.07	$57.50	$66.82	$77.93	$92.59	$53.94

Transportation costs
Natural gas ($/Mcf)	$0.28	$0.32	$0.31	$0.24	$0.29	$0.24	$0.30	$0.27
Oil, condensate and NGL ($/Bbl)	$0.71	$1.07	$0.76	$0.68	$0.84	$0.96	$0.87	$0.72

Cash operating costs ($/Mcfe)
Average lease operating costs	$0.82	$0.79	$0.95	$0.85	$0.83	$0.89	$0.80	$0.89
Average production taxes	0.42	0.54	0.32	0.33	0.26	0.33	0.48	0.33

Total production costs	1.24	1.33	1.27	1.18	1.09	1.22	1.28	1.22
Average general and administrative expenses	0.64	0.63	0.69	0.68	0.64	0.57	0.64	0.69
Average taxes, other than production and income taxes	0.04	0.05	0.03	0.06	0.04	0.04	0.04	0.05

Total cash operating costs	$1.92	$2.01	$1.99	$1.92	$1.77	$1.83	$1.96	$1.96

Depreciation, depletion and amortization ($/Mcfe)	$2.87	$2.84	$2.52	$2.64	$2.69	$2.91	$2.85	$2.58

MARKETING
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2008		2007				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2008	2007

Operating revenues	$(57)	$(146)	$(135)	$(16)	$(9)	$(59)	$(203)	$(151)

Operating expenses
Operation and maintenance	2	8	—	3	4	4	10	3
Depreciation, depletion and amortization	—	—	1	1	—	1	—	2
Taxes, other than income taxes	1	—	—	—	—	1	1	—

Total operating expenses	3	8	1	4	4	6	11	5

Operating loss	(60)	(154)	(136)	(20)	(13)	(65)	(214)	(156)

Other income, net	—	1	1	25	5	1	1	26

Earnings before interest expense and income taxes (EBIT)	$(60)	$(153)	$(135)	$5	$(8)	$(64)	$(213)	$(130)

MARKETING
OPERATING DATA

	2008		2007				Year-to-Date
($ in millions)	First	Second	First	Second	Third	Fourth	2008	2007

Price Risk Management Statistics
Forward Trading Book	$(884)	$(912)	$(917)	$(894)	$(865)	$(875)	$(912)	$(894)

Physical Gas Delivery (BBtu/d)	1,080	1,051	1,098	1,176	1,209	1,071	1,066	1,137
Physical Power Sales (MMWh)	1,167	1,228	1,312	1,315	1,261	1,297	2,395	2,627
Financial Settlements (BBtue/d)	1,420	1,459	1,812	2,560	2,137	2,002	1,439	2,188

	June 30, 2008
Risk Management Assets and Liabilities	Forward	Return of Cash	Total Cash
Mark to Market Value and Cash Liquidation	Trading Book	Collateral (1)	Expectations

2008	$(134)	$(2)	$(136)
2009	(192)	(6)	(198)
2010	(155)	(5)	(160)
2011	(134)	(7)	(141)
2012	(123)	(5)	(128)
Remainder	(174)	—	(174)

Total	$(912)	$(25)	$(937)

(1)	Return of cash collateral includes margin posted against our production related option contracts.

POWER
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2008		2007				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2008	2007

Gross margin and other revenue	$(2)	$(1)	$(1)	$(2)	$(2)	$(2)	$(3)	$(3)

Operating expenses
Operation and maintenance	5	4	4	7	5	1	9	11
Depreciation, depletion and amortization	—	—	—	—	1	—	—	—
Taxes, other than income taxes	1	—	—	—	1	—	1	—

Total operating expenses	6	4	4	7	7	1	10	11

Operating loss	(8)	(5)	(5)	(9)	(9)	(3)	(13)	(14)

Equity earnings and other income, net	6	17	23	25	(58)	(1)	23	48

Earnings before interest expense and income taxes (EBIT)	$(2)	$12	$18	$16	$(67)	$(4)	$10	$34

CORPORATE AND OTHER (1)
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2008		2007				Year-to-Date
(In millions)	First	Second	First	Second	Third	Fourth	2008	2007

Gross margin and other revenue	$2	$1	$9	$12	$9	$11	$3	$21

Operating expenses
Operation and maintenance	(39)	(40)	26	28	34	25	(79)	54
Depreciation, depletion and amortization	2	2	6	5	4	4	4	11
Taxes, other than income taxes	4	3	2	4	(6)	1	7	6

Total operating expenses	(33)	(35)	34	37	32	30	(68)	71

Operating Income (loss)	35	36	(25)	(25)	(23)	(19)	71	(50)

Loss on debt extinguishment	—	—	(201)	(86)	—	(4)	—	(287)
Equity earnings and other income, net	4	5	16	7	74	3	9	23

Earnings before interest expense and income taxes (EBIT)	$39	$41	$(210)	$(104)	$51	$(20)	$80	$(314)

EBIT by Business Unit:
Telecom (2)	$19	$(19)	$4	$1	$—	$—	$—	$5
Corporate	20	60	(214)	(105)	51	(20)	80	(319)

Total EBIT	$39	$41	$(210)	$(104)	$51	$(20)	$80	$(314)

(1)	Includes our corporate businesses, telecommunications business and residual assets and liabilities of previously sold or discontinued businesses.

(2)	Effective second quarter of 2008, results of Telcom business were included with Corporate.